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                                                                   Exhibit 10.32

                        ALLMERICA FINANCIAL CORPORATION
                           CONVERTED STOCK AGREEMENT


     This Converted Stock Agreement (the "Agreement") is made as of this 30th day of January, 1998, by and between ALLMERICA FINANCIAL CORPORATION, a Delaware corporation (the "Company"), and _______________ ("the Participant").


                                 P R E A M B L E


     WHEREAS, pursuant to the terms of the Allmerica Financial Corporation Long Term Stock Incentive Plan (the "Plan"), the Committee (as defined in the Plan) has agreed to give to the Participant subject to the terms and conditions of the Plan and this Agreement, one share of the Company's common stock for each $39.47 of the second and/or third installment of the 1997 Allmerica Financial Long-Term Performance Unit Plan (the "1997 Awards") and/or the third installment of the 1996 Allmerica Financial Long-Term Performance Unit Plan (the "1996 Award") that the Participant elects to convert into Allmerica Financial Corporation stock (the "Restricted Stock") up to a maximum of _______ shares.

     WHEREAS, the Restricted Stock will be subject to certain restrictions on sale and transfer and other terms and conditions as set forth in this Agreement.

     NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants and promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.  Transfer of Restricted Stock.  The Company will transfer to Participant
         ----------------------------
a certificate representing _______ shares of Restricted Stock which certificate reflects the amount of his 1997 Award and 1996 Award that the Participant elected to be converted, provided the Participant has delivered to the Company the following:

         a) a completed election form in the form attached hereto as Exhibit A; and,

         b)  a fully executed copy of this Agreement.

     2.  Waiver of Claim.  The Participant acknowledges and agrees that to the
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extent he converts the 1997 Awards or any portion thereof and/or converts the
1996 Award or any portion thereof, he has irrevocably waived any claim for payment under the 1996 and/or 1997 Allmerica Financial Long-Term Performance Unit Plan to the extent of such election and agrees to look solely to the terms of this Agreement to determine his rights to the Restricted Stock issue in lieu of the 1997 Awards or any portion thereof and/or in lieu of the 1996 Award or any portion thereof.

         In the event the Participant elects to convert the second and/or third installment of the 1997 Awards in full and/or elects to convert the 1996 Award in full and such conversion(s) result in the award of partial share(s), such conversion(s) will be rounded up to the next full share. To the

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extent the Participant elects to convert any installment in part, such conversion(s) shall be rounded downward to the next whole share amount.


     3.   Vesting and Company's Right to a Return of the Restricted Stock.
          ---------------------------------------------------------------

          (a)  Vesting. The Restricted Stock shall be one hundred (100%) percent
               -------
vested on the date the Participant has completed three (3) additional years of active service with the Company or one of its subsidiaries or affiliates (the Company and its subsidiaries and affiliates hereinafter referred to as "Allmerica"). The three (3) years of additional active service will commence on the date of this Agreement and be determined pursuant to the terms of this Agreement.

          (b)  Termination.  Upon the termination of Participant's employment
               -----------
with Allmerica for whatever reason, whether with or without cause, for good reason or otherwise, any non-vested Restricted Stock shall be returned to the Company for no consideration.

          (c) Retirement.  In the event that the Participant retires prior to
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the Restricted Stock becoming vested, the Restricted Stock shall be returned to the Company for no consideration. Retirement for purposes of this Agreement shall have the same meaning as it does in the Plan. However, the pro rata vesting provision in the event of retirement or early retirement as set forth in
Section 7(d) of the Plan is not applicable to the Restricted Stock.

          (d) Disability.  In the event Participant is placed in a long term
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disability status (as such term is defined in the Plan) then any time during which Participant is in such status shall not be counted in determining whether Participant has provided the required amount of active service for purpose of vesting of the Restricted Stock. Notwithstanding any provision in the Plan to the contrary, if the Participant's employment with Allmerica is terminated due to disability before the Restricted Stock is fully vested, the Participant shall return to the Company, for no consideration, the Restricted Stock.

          (e) Death.  In the event Participant dies prior to the Restricted
              -----
Stock becoming fully vested, the Company's right to have the Restricted Stock returned to the Company for no consideration shall lapse. Thus, notwithstanding any provisions to the contrary in this Agreement, in the event of Participant's death, the Restricted Stock shall become fully vested.

          (f) The sale of any portion of the Restricted Stock.  In the event
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Participant sells, transfers or encumbers all or any portion of the Restricted
Stock before such shares are fully vested, the Restricted Stock shall be returned to the Company for no consideration. The Participant agrees to inform the Company in the event the Restricted Stock, or any portion thereof, is sold, transferred or encumbered prior to such stock becoming fully vested.

     4.   Proof of Ownership.  Annually the Participant shall deliver to the
          ------------------
Company proof that the Participant has not sold, transferred or encumbered at the end of each anniversary of the date Participant received the Restricted Stock from the Company evidence that Participant owns directly and without any liens or encumbrances the Restricted Stock. This requirement to deliver proof of ownership of the Restricted Stock shall continue until the Restricted Stock is fully vested. If

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Participant fails to deliver proof that he still owns in his own account the
Restricted Stock, then the Company shall, at its option, be entitled to have the Restricted Stock returned to the Company for no consideration. The Company shall have this right in the event Participant fails to deliver within thirty (30) days of the respective anniversary evidence that Participant still owns the Restricted Stock. Evidence of ownership of the Restricted Stock shall be fulfilled by delivering to the Company a certification in the form of Exhibit B attached hereto. Notwithstanding the foregoing, as long as the Restricted Stock is subject to the terms and conditions of a certain Deferral Agreement between the Participant and the Company (the "January 30 Deferral Agreement") the provision of this section shall not be applicable.

     5.  Shares Received in Certain Corporate Transactions.  The terms of this
         -------------------------------------------------
Agreement shall apply to any stock or securities received by Participant in exchange for the Restricted Stock pursuant to a plan of merger, consolidation, recapitalization or reorganization of the Company. The terms of this Agreement shall also apply to any security received as a result of a stock split or stock dividend with respect to the Restricted Stock and such securities shall become Restricted Stock pursuant to the terms of this Agreement.

     6.  Stock Legend.  The Company and Participant agree that all certificates
         ------------
representing the Restricted Stock that at any time are subject to the provisions of this Agreement will have endorsed upon them in bold-faced type a legend in substantially the following form:

     RESTRICTIONS ON THE OWNERSHIP RIGHTS OF THE STOCK REPRESENTED BY THIS CERTIFICATE HAVE BEEN IMPOSED PURSUANT TO A RESTRICTED STOCK AGREEMENT DATED JANUARY 30, 1998. A COPY OF THE RESTRICTED STOCK AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF THIS CERTIFICATE UPON RECEIPT BY THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OF A WRITTEN REQUEST FROM THE HOLDER REQUESTING SUCH COPY.

         Notwithstanding the foregoing, the Company and the Participant agree that as long as the January 30, 1998 Deferral Agreement is in effect, the Participant shall not receive a certificate for the Restricted Stock.

     7.  Notices.  Any notice required to be given hereunder will be deemed to
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be duly given on the date of delivery if delivered in person or on the date of mailing if mailed by registered or certified mail, postage prepaid, return receipt requested, to the party or parties that are to receive such notice at the addresses indicated on the signature page of this Agreement. The address of Participant or the Company may be changed only by giving written notice to the other party of such change of address.

     8.  Taxes.  To the extent the lapse of restrictions results in the receipt
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of compensation by Participant for tax purposes, the Company shall withhold from any cash compensation then or thereafter payable to Participant any tax required to be withheld by reason thereof. To the extent the Company determines that such cash compensation is or may be insufficient to fully satisfy such withholding requirement, Participant shall deliver to the Company cash in an amount determined

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by the Company to be sufficient to satisfy any such withholding requirement. The
Company will not deliver to the Participant an unrestricted certificate for any shares until the Participant delivers to the Company cash sufficient to satisfy all withholding requirements imposed on the Company or a subsidiary of the Company. Notwithstanding the foregoing with the consent of the Company, the Participant may sell fully vested shares in an amount necessary to satisfy the Participant's withholding requirement provided the proceeds from such sale are delivered directly to the Company to satisfy Participant's withholding requirements.

     9.  Stock Power and Retention of Certificates.  The Company may require
         -----------------------------------------
Participant to execute and deliver to the Company a stock power in blank with respect to the Restricted Stock and may, in its sole discretion, determine to retain possession of or escrow the certificate for the Restricted Stock. The Company shall have the right, in its sole discretion, to exercise such stock power in the event that the Company becomes entitled to the non-vested Restricted Stock pursuant to the terms of this Agreement. Notwithstanding retention of such certificate by the Company, Participant shall have all rights (including dividend and voting rights) with respect to the Restricted Stock represented by such certificate. Notwithstanding the foregoing, as long as the January 30, 1998 Deferral Agreement is in effect, this provision shall not be applicable.

     10.  January 30, 1998 Deferral.  The Participant and the Company
          -------------------------
acknowledge that they have entered into a Deferral Agreement dated January 30, 1998, deferring the Participant's receipt of the Restricted Stock in certain circumstances (the "January 30, 1998 Deferral Agreement").

     11.  Entire Agreement; Counterparts.  This Agreement contains the entire
          ------------------------------
understanding between the parties concerning the subject contained in this Agreement. Except for the Agreement, there are no representations, agreements, arrangements, or understandings, oral or written, between or among the parties hereto, relating to the subject matter of this Agreement, that are not fully expressed herein. This Agreement may be signed in one or more counterparts, all of which shall be considered one and the same agreement.

     12.  Further Assurances.  Each party to this Agreement agrees to perform
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all further acts and to execute and deliver all further documents as may be reasonably necessary to carry out the intent of this Agreement.

     13.  Severability.  In the event that any of the provisions, or portions
          ------------
thereof, of this Agreement are held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions, or portions thereof, will not be affected, and such unenforceable provisions shall be automatically replaced by a provision as similar in terms as may be valid and enforceable.

     14.  Construction.  Whenever used in this Agreement, the singular number
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will include the plural, and the plural number will include the singular, and the masculine or neuter gender shall include the masculine, feminine, or neuter gender. The headings of the Sections of this Agreement have been inserted for purposes of convenience and shall not be used for interpretive purposes.

     15.  Governing Law.  This Agreement shall be governed by and construed in
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accordance with the laws of the State of Delaware.

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     16.  Successors.  The provisions of this Agreement will benefit and will be
          ----------
binding upon the assigns, successors in interest, personal representatives, estates, heirs and legatees of each of the parties hereto.

     17.  Specific Performance.  Each of the parties hereto acknowledges and
          --------------------
agrees that in the event of any breach of this Agreement, the nonbreaching parties would be irreparably harmed and could not be made whole by monetary damages. Each of the parties hereto accordingly agrees to waive the defense in any action for injunction or specific performance that a remedy at law would be adequate and that the parties hereto, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to an injunction or to compel specific performance of this Agreement.

     18.  Amendment.  This Agreement may only be amended by the written consent
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of all of the parties to this Agreement at the time of such amendment.

     19.  Facsimile Signature.  The Company may execute this Agreement by means
          -------------------
of a facsimile signature.


     IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date first above written.



ADDRESS:                                  ALLMERICA FINANCIAL CORPORATION

440 Lincoln Street                        By:
Worcester, MA 01653                          ---------------------------------
                                          Name:        John F. O'Brien
                                               -------------------------------
                                          Title:       President and CEO
                                                ------------------------------


ADDRESS:
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                                                                       Exhibit B



                        RESTRICTED STOCK CERTIFICATION



I, ________________________________________________________________, hereby certify to Allmerica Financial Corporation (the "Company") that the Restricted Stock (as that term is defined in the certain Restricted Stock Agreement between the Company and the undersigned dated January 30, 1998) are still owned directly by me and that during the period following my acquisition of the Restricted Stock I have not transferred or encumbered in any manner the Restricted Stock, and that such Shares as of the date of this Certification are owned directly by me without any encumbrances of any kind.

This Certification is given under the penalties of perjury.


                                 --------------------------------
                                 Participant

                                 Date:
                                      ---------------------------